EXHIBIT 99

                                     SLIDE 1

                              Swift Transportation

                                  Past Results
                               Present Challenges
                                M.S. Acquisition
                          Expectations after Completion


                                     SLIDE 2

                                    Revenues

                                   In Millions

                        23.4% Compound Annual Growth Rate

                              1991            $190
                              1992            $233
                              1993            $277
                              1994            $366
                              1995            $458
                              1996            $562
                              1997            $714
                              1998            $873
                              1999          $1,061
                              2000*         $1,259


                                   *Unaudited


                                     SLIDE 3

                                 Revenue Growth
                                (Year Over Year)

                           1990-91            21.8%
                           1991-92            22.6%
                           1992-93            18.7%
                           1993-94            32.1%
                           1994-95            25.2%
                           1995-96            22.7%
                           1996-97            26.9%
                           1997-98            22.4%
                           1998-99            21.5%
                           1999-2000*         18.6%

                                   *Unaudited

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                                     SLIDE 4

                                 Operating Ratio

                           As of 12/31 except as noted

                              1991          93.1
                              1992          92.2
                              1993          92.1
                              1994          88.8
                              1995          89.9
                              1996          90.5
                              1997          89.6
                              1998          88.7
                              1999          89.0
                              2000*         92.1

                                   *Unaudited


                                     SLIDE 5

                                  Net Earnings

                                   In Millions

                              1991           $6.5
                              1992           $9.8
                              1993          $12.3
                              1994          $22.6
                              1995          $23.0
                              1996          $27.4
                              1997          $41.6
                              1998          $55.5
                              1999          $66.8
                              2000          $52.6


                                     SLIDE 6

                          Debt To Total Capitalization

             (As of 12/31 Except As Noted, Including Operating Line)

                              1993          28.1%
                              1994          45.7%
                              1995          40.5%
                              1996          18.3%
                              1997          22.6%
                              1998          30.5%
                              1999          30.0%
                              2000*         39.6%

                                   *Unaudited

                                       5

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                                     SLIDE 7

                            Strong Financial Position

                                   In Millions

                                December 31, 2000

                    Total Debt*                       $286.6
                    (Including Operating Line)

                    Equity*                           $436.7

                    Total Capitalization*             $723.3

                    Debt to Capital Ratio*             39.6%

                                   *Unaudited


                                     SLIDE 8

                               Present Challenges


                                     SLIDE 9
                               Industry Challenges

                        o       Economy
                                a. Consumer Confidence
                                b. Disposable Income

                        o       Fuel

                        o       Drivers

                        o       Used Truck Values

                        o       Insurance

                        o       Interest Rates


                                    SLIDE 10

                                New Truck Orders

                             January 1999       19,731
                             February 1999      26,078
                             March 1999         30,051
                             April 1999         20,312
                             May 1999           24,163
                             June 1999          26,019
                             July 1999          19,202
                             August 1999        16,450
                             September 1999     18,706


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                             October 1999       17,117
                             November 1999      16,618
                             December 1999      10,956
                             January 2000       17,643
                             February 2000      13,699
                             March 2000         11,565
                             April 2000         11,500
                             May 2000            9,942
                             June 2000          14,172
                             July 2000           8,736
                             August 2000        11,850
                             September 2000     11,302
                             October 2000        9,844
                             November 2000       8,422
                             December 2000       9,902

                                      *Est.


                                    SLIDE 11

[This slide contains an article written by Howard S. Abramson entitled "Trucking Faces `Upheaval' From Used Truck Glut, Hebe Says". The article was printed in the Transport Topics, Week of January 29, 2001 edition.]


                                    SLIDE 12

                               Earnings Per Share

                                  (In Dollars)

                                  1st Quarter*

                                1996         .04
                                1997         .10
                                1998         .14
                                1999         .19
                                2000         .17

                                  2nd Quarter*

                                1996         .12
                                1997         .16
                                1998         .21
                                1999         .27
                                2000         .26

                                  3rd Quarter*

                                1996         .16
                                1997         .20
                                1998         .24
                                1999         .29
                                2000         .24

                                       7

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                                  4th Quarter*

                                1996         .15
                                1997         .18
                                1998         .25
                                1999         .28
                                2000         .16

                                  Yearly Total

                                1996         .47
                                1997         .64
                                1998         .85
                                1999        1.02
                                2000*        .82

                                   *Unaudited


                                    SLIDE 13

                           Swift not affected except -

                                     Economy


                                    SLIDE 14

                            Competitors - Bankruptcy

                 Total Trucking Failures (on a quarterly basis)
             vs. Average Retail Diesel Fuel Price (Including Taxes)

               Slide contains chart demonstrating the correlation between total trucking failures and average retail diesel fuel prices

            Source: A.G. Edwards, American Trucking Association, and
                                  DunBradstreet


                                    SLIDE 15

                                M.S. Acquisition

                        o       Close by July 1, 2001

                        o       Run as subsidiary through Jan 1, 2002

                        o       Plan to have fully integrated by Jan 1, 2002

                        o       Largest, etc.
                                       - Number 1 in revenue
                                       - Number 1 in earnings
                                       - Number 1 in tractors
                                       - Number 1 in trailers
                                       - Number 1 stockholder equity
                                       - Number 1 in market value

                        o       Mexico

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                                    SLIDE 16

                               Expectations after
                                   Completion


                                    SLIDE 17

                           Growth In Customer Revenues

                                                    2000 vs. 1999
          Top 5 Customers                              +26.5%

          6-10 Customers                               +12.3%

          11-15 Customers                              +55.6%

          16-25 Customers                              +35.1%

          26-50 Customers                              +37.8%

          Top 50 In Total                              +23.8%


                                    SLIDE 18

                                 Top 5 Customers

                     Swift                           M.S. Carriers
                     -----                           -------------
                     Kmart                               Sears
                     Target                         Federal Express
                     Costco                       Philips Electronics
                     Sears                     Family Dollar - Dedicated
                    WalMart                            Home Depot


                                    SLIDE 19

                                     Savings

                        o       Bulk fuel - $2.5 million

                        o       Fuel economy

                        o       Insurance

                        o       Personnel

                        o       Terminals, drop lots, security

                        o       Purchasing power

                        o       Better balance of freight

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                                    SLIDE 20

                                    Insurance

                                       Swift                   M.S.
                1996                   3.6%                    5.5%
                1997                   3.2%                    4.4%
                1998                   2.8%                    3.9%
                1999                   2.6%                    3.5%
                2000                   2.4%                    3.3%


                                    SLIDE 21

                         Operating Ratio - Swift & M.S.

                                       Swift                   M.S.
                1996                   90.5                    93.0
                1997                   89.6                    91.6
                1998                   88.7                    91.1
                1999                   89.0                    90.9
                2000                   92.1                    94.0

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